UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2004
                                                --------------------------------

                    Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               333-108395                     37-1472598
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

200 Park Avenue, New York, New York                                     10166
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 412-4000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            On October 20, 2003, a registration statement on Form S-3 (No. 333-108395) (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Registrant") was declared effective. Attached as exhibits are certain Computational Materials, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), Structural Term Sheets and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the PSA) furnished to the Registrant by Barclays Capital Inc. (the "Underwriter") in respect of the Registrant's proposed offering of certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement. The Registrant hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                  Description
            -----------------            -----------

            (99.1) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the
                                          Securitized Asset Backed Receivables
                                          LLC Trust 2004-OP1, Mortgage
                                          Pass-Through Certificates, Series
                                          2004-OP1.

            (99.2) Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage
                                          Pass-Through Certificates, Series
                                          2004-OP1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SECURITIZED ASSET BACKED RECEIVABLES LLC

March 5, 2004

                                        By:   /s/ John Carroll
                                           -------------------------------------
                                           Name:  John Carroll
                                           Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Computational Materials prepared by             (E)
                        Barclays Capital Inc. in connection
                        with certain classes of the
                        Securitized Asset Backed Receivables
                        LLC Trust 2004-OP1, Mortgage
                        Pass-Through Certificates, Series
                        2004-OP1.

(99.2)                  Computational Materials, Structural             (E)
                        Term Sheets and Collateral Term
                        Sheets prepared by Barclays Capital
                        Inc. in connection with certain
                        classes of the Securitized Asset
                        Backed Receivables LLC Trust
                        2004-OP1, Mortgage Pass-Through
                        Certificates, Series 2004-OP1.